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EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into as of December 31, 1998 by and between CHILDREN'S COMPREHENSIVE SERVICES, INC., a Tennessee corporation (the "Borrower"), SUNTRUST BANK, NASHVILLE, N.A. ("SunTrust"), and such other banks and lending institutions identified on the signature page hereof, all of which are referred to collectively herein as the "Lenders"), and SUNTRUST BANK, NASHVILLE, N.A., in its capacity as agent for Lenders and each successive agent for such Lenders as may be appointed from time to time pursuant to the Credit Agreement (the "Agent").

                                    RECITALS:

         A. Borrower, Lenders and Agent entered into that certain Credit Agreement dated as of December 1, 1998 (the "Credit Agreement").

         B. Borrower, Lenders and Agent desire to modify the Credit Agreement in certain respects.

         C. Those modifications are represented by this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower, the Lenders and Agent agree as follows:

         1. Section 1.1 of the Credit Agreement entitled "DEFINITIONS" is hereby amended to add the following definition in the appropriate alphabetical position therein:

            "Consolidated Intangible Assets" shall mean on a consolidated basis the sum of the Consolidated Companies' cost in excess of net assets acquired, other assets/deferred charges and any other assets that would be classified as intangibles according to GAAP.

         2. Section 7.1(d) of the Credit Agreement is hereby amended and restated as follows:

            (d) Minimum Consolidated Net Worth. Permit the Consolidated Net Worth to be less than a minimum amount equal to: (i) $53,000,000, plus
         (ii) on a fiscal quarter basis beginning with the quarter ending March 31, 1999, a cumulative amount equal to 75% of Consolidated Net Income, or minus 100% of Consolidated Net Losses, plus (iii) 100% of the net proceeds of any Equity Proceeds raised subsequent to December 31, 1998.


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         3. The following text shall be inserted into the Credit Agreement as
Section 7.1(e):

            (e) Total Consolidated Intangible Assets. Permit the Total Consolidated Intangible Assets to exceed fifty percent (50%) of the Consolidated Net Worth.

         4. Borrower reaffirms all representations and warranties under the Credit Agreement.

         5. The Credit Agreement is not amended in any other respect.

         6. Borrower reaffirms its obligations under the Credit Agreement and the Credit Documents to which it is a party, and Borrower agrees that such obligations are valid and binding, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

         ENTERED INTO as of the date first set forth above.

                                  BORROWER:

                                  CHILDREN'S COMPREHENSIVE SERVICES, INC.


                                  By:
                                      ------------------------------------------

                                  Title:   VP-Finance/CFO
                                         ---------------------------------------


                                  AGENT:


                                  SUNTRUST BANK, NASHVILLE, N.A., AS AGENT


                                  By:
                                      ------------------------------------------

                                  Title: VP
                                         ---------------------------------------



                                  LENDERS:


                                  SUNTRUST BANK, NASHVILLE, N.A.


                                  By:
                                      ------------------------------------------

                                  Title:   VP
                                         ---------------------------------------


                                  FIRST AMERICAN NATIONAL BANK


                                  By:
                                      ------------------------------------------

                                  Title:   SVP
                                         ---------------------------------------





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